COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries lease their facilities and motor vehicles under various operating lease agreements that expire on various dates. Aggregate minimum rental commitments under non-cancelable leases at December 31, 2017, are as follows:

2018	$4,918
2019	3,930
2020	612
2021	331
2022 and thereafter	216
$10,007

Expenses for lease of facilities for the years ended December 31, 2015, 2016 and 2017 were approximately $ 3,797, $ 4,235 and $ 4,675 , respectively.

Expenses for the lease of motor vehicles for the years ended December 31, 2015, 2016 and 2017 were approximately $ 1,175, $ 735 and $ 814 , respectively.

b.
During 2015, 2016 and 2017, the Company received several grants from the Israeli Innovation Authority ("IIA"). The grants require the Company to comply with the requirements of the Research and Development Law, however, the Company is not obligated to pay royalties on sales of products based on technology or know how developed from the grants. In a case involving the transfer of technology or know how developed from the grants outside of Israel, the Company may be required to pay royalties related to past sales of products based on the technology or the developed know how. The Company recorded income from IIA grants for the years ended December 31, 2015, 2016 and 2017 in the amount of $ 1,318, $ 2,536 and $ 1,548, respectively.

c.	Charges and guarantees:

As of December 31, 2016 and 2017, the Company provided bank guarantees in an aggregate amount of $ 32,700 and $ 43,914 , respectively, with respect to tender offer guarantees, financial guarantees, warranty guarantees and performance guarantees to its customers. In addition, the Company has a collateral deposit in the amount of $ 996 for outstanding letters of credit.

d.
Litigations:

On January 5, 2015, a motion to approve a purported class action, naming the Company, its CEO and its directors as defendants, was filed with the District Court of Tel-Aviv (Economic Department), on behalf of holders of ordinary shares, including those who purchased shares during the period following the Company’s follow on public offering in July 2014 (the “Motion").

The purported class action is based on Israeli law and alleges breaches of duties by the Company and its management on account of false and misleading statements in the Company’s SEC filings and public statements, during the period between July and October 2014. The plaintiff's principal claim is that immediately prior to the follow on public offering, the defendants presented misleading guidance concerning the expected financial results for the third quarter of 2014, indicating an anticipated improvement in the rate of gross profit based on orders which were already received by the Company at the time of such presentation. Although the plaintiff admits that, in accordance with the actual results for the third quarter, the Company did meet the guidance as far as revenues were concerned, the actual rate of gross profit turned out to be much lower than the one anticipated. Plaintiff argues that at the time such guidance was presented by the defendants, they already knew, or should have known, that it was incorrect. The plaintiff seeks specified compensatory damages in a sum of up to $75 million, as well as attorneys’ fees and costs.

The Motion was served to the Company on January 6, 2015 and the Company filed its response on June 21, 2015. On October 22, 2015, the plaintiff filed a request for discovery of specific documents. The Company filed its response to the plaintiffs' request for discovery on January 25, 2016, and the plaintiffs submitted their response on February 24, 2016. On June 8, 2016, the District Court partially accepted the plaintiff's request for discovery, and ordered the Company to disclose some of the requested documents. The Company's request to appeal this decision was denied by the Supreme Court on October 25, 2016, and the Company disclosed the required documents to the plaintiffs. The plaintiffs filed their reply to the Company’s response to the motion on April 2, 2017.  In May 2017 the Company filed two requests: the first, requesting to dismiss the Plaintiff’s response to the Company’s defense, or, alternatively, to allow the Company to respond to it; the second, to precede discussion with regards to the legal question of the governing law. A preliminary hearing was held on May 22, 2017, where the court set dates for response to the Company’s above-mentioned requests and for evidence hearings. On July 17, 2017, the court allowed the Company to respond to the plaintiff’s response and on July 29, 2017 the Court denied the Company’s second request. The Company filed its response to the plaintiff’s response on September 18, 2017.

On October 2, 2017, the plaintiff filed a request to summon its Chairman of the Board, Mr. Zisapel, and its CEO, Mr. Palti, to the upcoming evidence hearing. The Company filed its response to this request on October 26, 2017; and the Plaintiff filed its reply to Company's response.

The first evidence hearing took place on November 2, 2017. During this hearing the Company agreed to consider summoning to the second evidence hearing one of the above-mentioned Company's officers, and on November 8, 2017, the Company advised the court that it agrees that Mr. Palti will be summoned to the next evidence hearing. The second and final evidence hearing took place on January 8, 2018.

After submission of summaries by both parties to the court, currently scheduled for the beginning of July 2018, the court is expected to issue its decision whether to approve the Motion or to deny it.

The Company believes that it has a strong defense against the allegations referred to in the Motion and that the District Court should deny it. The Company is not a party to any other material legal proceedings.